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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 1997
                               (January 16, 1997)


                              THE PRICE REIT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            MARYLAND                  1-13432                    52-1746059
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

      7979 IVANHOE AVENUE, SUITE 524                    92037
          LA JOLLA, CALIFORNIA                       (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 551-2320

                                      NONE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Between January 16, 1997 and April 1, 1997, The Price REIT, Inc., a Maryland corporation (the "Company"), purchased six properties for an aggregate purchase price of $60,153,000. Although no single acquisition is a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, the Company considers these transactions, in the aggregate, to be material in nature. The properties are:

o Westgate Market located in Wichita, Kansas acquired from Ewing Industries-Wichita Westgate Limited Partnership on January 16, 1997. This shopping center contains approximately 134,000 rentable square feet and is anchored by Best Buy, T.J. Maxx and Michael's and is approximately 96% leased. The purchase price of this property was $9,800,000.

o Broadmoor Village Shopping Center located in Garland, Texas acquired from Madison Property I, L.P. on March 19, 1997. This shopping center contains approximately 62,000 rentable square feet and is anchored by Drug Emporium, Office Depot and Blockbuster Music and is 100% leased. The purchase price of this property was $4,750,000.

o Richardson Plaza Shopping Center located in Richardson, Texas acquired from Jagee Properties, Inc. on March 20, 1997. This shopping center contains approximately 116,000 rentable square feet and is anchored by Office Max, Northern Stores, Bally's, Berean Book Stores, McDonald's and Color Tile and is 100% leased. The purchase price of the property was $8,506,000.

o City Place Market located in Dallas, Texas acquired from Oak Creek Partners, Ltd. on March 28, 1997. This shopping center contains approximately 84,000 rentable square feet and is anchored by Office Max, Ross Dress for Less and Macfrugal's and is 100% leased. The purchase price of the property was $8,750,000.

o Wendover Ridge Retail Center located in Greensboro, North Carolina acquired from MaxVest Associates, Limited Partnership on March 31, 1997. This shopping center contains approximately 41,000 rentable square feet and is anchored by Staples, David's Bridal and Household Finance and is 100% leased. The purchase price of this property was $4,975,000.

o Arboretum Crossing located in Austin, Texas acquired from Loop One/183, Ltd. on April 1, 1997. This shopping center contains approximately 183,000 rentable square feet and is anchored by Circuit City, Baby Superstore (Toys 'R' Us), Cost Plus, Designer Shoe Warehouse, Just for Feet and Mikasa and is approximately 98% leased. The purchase price of this property was $23,372,000.

Broadmoor Village Shopping Center, Richardson Plaza Shopping Center, City Place Market and Arboretum Crossing were purchased by Price/Baybrook, Ltd., a Texas limited partnership, of which the Company is a 99% limited partner; the remaining one percent general partnership interest is owned by Price/Texas, Inc., a wholly-owned subsidiary of the Company.




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Operating cash of the Company was used to finance all of the above acquisitions, except for the Arboretum Crossing acquisition which was financed with operating cash of the Company and a draw of $14,000,000 from the Company's $75,000,000 unsecured line of credit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Properties Acquired

         The Company will file a statement of revenue over specific operating expenses for the Arboretum Crossing property described in this Form 8-K with an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the filing of this Form 8-K.

(b)      Pro Forma Financial Information

         The Company will file pro forma financial information concerning the acquired properties described in this Form 8-K with an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the filing of this Form 8-K.

(c)      Exhibits

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.                  Description
         -----------                  -----------
         2.1              Purchase and Sale Agreement and Escrow Instructions dated November 12, 1996 by and between Ewing Industries-Wichita Westgate Limited Partnership and The Price REIT,
                          Inc. (Westgate Market)

         2.2              Agreement of Purchase and Sale dated February 20, 1997 between Madison Property I,
                          L.P. and Price/Baybrook, Ltd. (Broadmoor Village Shopping Center)

         2.3              Purchase and Sale Agreement and Escrow Instructions dated February 13, 1997 by and between Jagee Properties, Inc. and The Price REIT, Inc., as amended by First
                          Amendment to Purchase and Sale Agreement and Escrow Instructions dated March 18,
                          1997 (Richardson Plaza Shopping Center)

         2.4              Agreement of Purchase and Sale dated February 24, 1997 between Oak Creek Partners,
                          Ltd. and Price/Baybrook, Ltd. (City Place Market)

         2.5              Purchase and Sale Agreement and Escrow Instructions dated February 5, 1997 by and between MaxVest Associates, Limited Partnership and The Price REIT, Inc. (Wendover
                          Ridge Retail Center)

         2.6              Purchase and Sale Agreement and Joint Escrow Instructions dated October 10, 1996 by and between The Price REIT, Inc. and Loop One/183, Ltd. (Arboretum Crossing)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE PRICE REIT, INC.



Date:  April 15, 1997                   By:   /s/  George M. Jezek
                                            ----------------------------------
                                                   George M. Jezek
                                                   Chief Financial Officer





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                                 EXHIBIT INDEX



         Exhibit No.                  Description
         -----------                  -----------
         2.1              Purchase and Sale Agreement and Escrow Instructions dated November 12, 1996 by and between Ewing Industries-Wichita Westgate Limited Partnership and The Price REIT,
                          Inc. (Westgate Market)

         2.2              Agreement of Purchase and Sale dated February 20, 1997 between Madison Property I,
                          L.P. and Price/Baybrook, Ltd. (Broadmoor Village Shopping Center)

         2.3              Purchase and Sale Agreement and Escrow Instructions dated February 13, 1997 by and between Jagee Properties, Inc. and The Price REIT, Inc., as amended by First
                          Amendment to Purchase and Sale Agreement and Escrow Instructions dated March 18,
                          1997 (Richardson Plaza Shopping Center)

         2.4              Agreement of Purchase and Sale dated February 24, 1997 between Oak Creek Partners,
                          Ltd. and Price/Baybrook, Ltd. (City Place Market)

         2.5              Purchase and Sale Agreement and Escrow Instructions dated February 5, 1997 by and between MaxVest Associates, Limited Partnership and The Price REIT, Inc. (Wendover
                          Ridge Retail Center)

         2.6              Purchase and Sale Agreement and Joint Escrow Instructions dated October 10, 1996 by and between The Price REIT, Inc. and Loop One/183, Ltd. (Arboretum Crossing)





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